SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2005

WESCO INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-14989 (Commission File Number)	25-1723342 (IRS Employer Identification No.)

225 West Station Square Drive, Suite 700 Pittsburgh, Pennsylvania (Address of principal executive offices)	15219 (Zip code)

Registrant’s telephone number, including area code: (412) 454-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits
SIGNATURE
Exhibit 1.1

Item 1.01. Entry into a Material Definitive Agreement

     On June 10, 2005, WESCO International, Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Cypress Merchant Banking Partners L.P., Cypress Offshore Partners L.P. (collectively, “Cypress”) and Lehman Brothers Inc.(the “Underwriter”). The Underwriting Agreement was entered into in connection with the public offering of 4,000,000 shares of the Company’s common stock owned by Cypress, which was completed on June 15, 2005. Under the terms of the Underwriting Agreement, the Company has agreed to indemnify the Underwriter against certain liabilities, including liabilities under the Securities Act of 1933, as amended, or to contribute payments the Underwriters may be required to make because of any of those liabilities. The Underwriting Agreement is filed herewith as Exhibit 1.1.

Item 9.01. Financial Statements and Exhibits

     (c) Exhibits

Exhibit 1.1	Underwriting Agreement dated June 10, 2005 by and among WESCO International, Inc., Cypress Merchant Banking Partners L.P., Cypress Offshore Partners L.P. and Lehman Brothers Inc. (filed herewith).

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESCO INTERNATIONAL, INC.

By:	/s/ Stephen A. Van Oss
Stephen A. Van Oss
Senior Vice President and Chief Financial
and Administrative Officer

Dated: June 15, 2005